INCOME TAXES	6 Months Ended
Jun. 30, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 11:-	INCOME TAXES

The Company’s six months tax provision and estimates of its annual effective tax rate, is subject to variation due to several factors, including variability in pre-tax income (or loss), the mix of jurisdictions to which such income relates, tax law developments, as well as non-deductible expenses, such as share-based compensation, and changes in its valuation allowance. Income tax expense was $1,822 and $832 for the six months ended June 30, 2023 and 2022, respectively. The income tax expense for the six months ended June 30, 2023 is primarily related to the Company’s utilization of deferred tax assets in Israel.